Exhibit 99.2

              CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Publix Super Markets, Inc. (the "Company") on Form 10-K for the period ending December 28, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David P. Phillips, Chief Financial Officer of the Company, certify, to the best of my knowledge, that on the date hereof:


      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/ David P. Phillips
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David P. Phillips
Chief Financial Officer
March 6, 2003